Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Daybreak Oil and Gas, Inc., (the “Company”) on Form 10-KSB for the period ending February 29, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James F. Westmoreland, Chief Financial Officer of Daybreak Oil and Gas, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 27, 2008

By /s/ JAMES F. WESTMORELAND James F. Westmoreland, Chief Financial Officer